EXHIBIT 20.2
                                                    ------------

                          United Companies Funding, Inc.
           Manufactured Housing Contract Pass-Through Certificates
                              Series 1996-2

                          Statement  To  Certificateholders


-----------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS IN DOLLARS
                                                                                          c>
                        PRIOR                                                                       CURRENT
        ORIGINAL        PRINCIPAL                                               REALIZED  DEFERRED  PRINCIPAL
CLASS   FACE VALUE      BALANCE         INTEREST      PRINCIPAL    TOTAL        LOSSES    INTEREST  BALANCE
-----   --------------  -------------   ----------    ----------   ------------ ------    --------  -------------

A        50,000,000.00  49,675,980.18   295,365.10    260,080.32   555,445.42   0.00      0.00      49,415,899.86
EI-1              0.00           0.00   148,904.74          0.00   148,904.74   0.00      0.00               0.00
R                 0.00           0.00        57.41          0.00        57.41   0.00      0.00               0.00



-----------------------------------------------------------------------------------------------------------------
TOTALS:  50,000,000.00  49,675,980.18   444,327.25    260,080.32   704,407.57   0.00      0.00      49,415,899.86
=================================================================================================================

--------------------------------------------------------------------------------------------------------
     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                                                                                       PASS-THROUGH
                   PRIOR                                            CURRENT                RATES
                   PRINCIPAL                                        PRINCIPAL     ----------------------
CLASS   CUSIP      BALANCE        INTEREST  PRINCIPAL   TOTAL       BALANCE        CURRENT     NEXT
------  -----      ------------   --------  ----------- ----------  ----------    --------     ---------
A       90263AAJ9    993.519604   5.907302  5.201606    11.108908   988.317997    7.135000%    7.135000%
EI-1                   0.000000   2.978095  0.000000     2.978095     0.000000      N/A           N/A
R                      0.000000   0.001148  0.000000     0.001148     0.000000      N/A           N/A
--------------------------------------------------------------------------------------------------------

SELLER:             UCFC Funding Corporation               ADMINISTRATOR:
SERVICER:           United Companies Lending               Bankers Trust Company
                       Corporation                         3 Park Plaza
LEAD UNDERWRITER:   Prudential Securities Incorporated     Irvine, CA 92714
RECORD DATE:        February 28, 1997                  FACTOR INFORMATION:
DISTRIBUTION DATE:  March 17, 1997                         (800) 735-7777

                                 Page 9
                                    (c) COPYRIGHT 1997 Bankers Trust Company

                         UCFC FUNDING CORPORATION
        Manufactured Housing Contract Pass-Through Certificates
                              Series 1996-2

                     Statement  To  Certificateholders

------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS


                     PRIOR                                                            CURRENT
        ORIGINAL     PRINCIPAL                                    REALIZED  DEFERRED  PRINCIPAL
CLASS   FACE VALUE   BALANCE        INTEREST  PRINCIPAL   TOTAL   LOSSES    INTEREST  BALANCE
-----   ----------   ----------     --------  ---------   -----   ------    --------  ----------
AMH      0.00        0.00           0.00      0.00        0.00    0.00      0.00      0.00
BMH      0.00        0.00           0.00      0.00        0.00    0.00      0.00      0.00
------------------------------------------------------------------------------------------------
TOTALS   0.00        0.00           0.00      0.00        0.00    0.00      0.00      0.00
================================================================================================

----------------------------------------------------------------------------------------------
     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                                                                                PASS-THROUGH
                 PRIOR                                       CURRENT             RATES
                 PRINCIPAL                                   PRINCIPAL     -------------------
CLASS  CUSIP     BALANCE    INTEREST  PRINCIPAL   TOTAL      BALANCE       CURRENT   NEXT
-----  -----     --------   --------  ----------  --------   ----------    --------  ---------
AMH              0.000000   0.000000  0.000000    0.000000   0.000000      0.000000% 0.000000%
BMH              0.000000   0.000000  0.000000    0.000000   0.000000      0.000000% 0.000000%
----------------------------------------------------------------------------------------------
TOTALS           0.000000   0.000000  0.000000    0.000000   0.000000      0.000000% 0.000000%
==============================================================================================

SELLER:             UCFC Funding Corporation            ADMINISTRATOR:
SERVICER:           United Companies Lending               Bankers Trust Company
                       Corporation                         3 Park Plaza
LEAD UNDERWRITER:   Prudential Securities Incorporated     Irvine, CA 92714
RECORD DATE:        February 28, 1997                   FACTOR INFORMATION:
DISTRIBUTION DATE:  March 17, 1997                         (800) 735-7777


                   Page 10         (c) COPYRIGHT 1997 Bankers Trust Company